UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN STREET PROPERTIES CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V06059-P85523 *Please check the meeting materials for any special requirements for meeting attendance. FRANKLIN STREET PROPERTIES CORP. 401 EDGEWATER PLACE SUITE 200 WAKEFIELD, MA 01880 FRANKLIN STREET PROPERTIES CORP. 2023 Annual Meeting May 11, 2023 11:00 a.m., Eastern Time Exclusively via live audio webcast at www.virtualshareholdermeeting.com/FSP2023 Vote by May 10, 2023 11:59 PM ET Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 11, 2023 Vote Virtually at the Meeting* May 11, 2023 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FSP2023 You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. You invested in FRANKLIN STREET PROPERTIES CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Proxy Statement and the 2022 Annual Report to Stockholders online by visiting www.proxyvote.com OR you can receive a free paper or email copy of proxy material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the proxy material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V06060-P85523 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. To elect eight Directors, each to serve for a term expiring at the 2024 Annual Meeting of Stockholders: Nominees: 1c. Brian N. Hansen 1a. George J. Carter 1d. John N. Burke 1b. Georgia Murray 1e. Dennis J. McGillicuddy 1f. Kenneth A. Hoxsie 1g. Kathryn P. O’Neil 1h. Milton P. Wilkins, Jr. 2. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, by non-binding vote, our executive compensation. 4. To recommend, by non-binding vote, the frequency of future executive compensation advisory votes. In their discretion, the named Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For 1 Year